SUPPLEMENT DATED MARCH 19, 2012

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS I AND P SHARES DATED MAY 1, 2011

This supplement revises the Pacific Select Fund Class I and P Shares prospectus dated May 1, 2011, as supplemented (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.

PD High Yield Bond Market Portfolio — The table in the Portfolio management subsection within the Portfolio summaries section on page 107, as revised by the supplement dated February 3, 2012, is deleted and replaced with the following:

Portfolio Manager and Primary Title with Management Firm	Experience with Portfolio
Michael J. Brunell, CFA, Vice President	Since 2010
Max DeSantis, CFA, Principal	Since 2012
Patrick Bresnehan, CFA, Vice President	Since 2012

The table regarding the PD High Yield Bond Market Portfolio under SSgA Funds Management, Inc. in the About the managers section on page 188, as revised by the supplement dated February 3, 2012, is deleted and replaced with the following:

PD HIGH YIELD BOND MARKET PORTFOLIO Michael J. Brunell, CFA

Vice president of SSgA since 2009 and of SSgA FM since 2010, and a member of SSgA FM’s fixed income portfolio management team since 2004. In Mr. Brunell’s current role as part of SSgA FM’s beta solutions group, he is responsible for developing and managing funds against a variety of conventional and custom bond index strategies, including fixed income ETFs which were established in 2007. Prior to joining the investment group, Mr. Brunell was responsible for managing SSgA FM’s U.S. bond operations team, which he had been a member of since 1997. Mr. Brunell started his career in the investment management field when he joined State Street Corporation’s mutual fund custody division in 1993. He has over 18 years of investment experience. Mr. Brunell holds a BS from Saint Michael’s College and an MSF from Boston College.

Max DeSantis, CFA

Principal of SSgA since 2008 and of SSgA FM since 2009, and a portfolio manager in SSgA FM’s fixed income beta solutions team managing a broad range of strategies since 2009. Mr. DeSantis joined SSgA in 2008 as part of SSgA’s investment risk management team focusing on fixed income risk. From 2003 to 2008, he worked at State Street Corporation in corporate finance. Mr. DeSantis has over 4 years of investment experience. He holds a BA from the University of Pennsylvania and an MBA from the Carroll School of Management at Boston College.

Patrick Bresnehan, CFA	Vice president of SSgA and SSgA FM, and senior portfolio manager within SSgA FM’s global fixed income beta solutions team since joining SSgA in 2010. Mr. Bresnehan is responsible for managing a broad range of fixed income beta strategies. From 2002 to 2010, he was director and senior portfolio manager of PanAgora Asset Management managing portfolios across the risk spectrum within that firm’s macro-strategies group. He has over 22 years of investment management experience. Mr. Bresnehan has a BA from Norwich University and an MS from the Carroll School of Management at Boston College.

Form No. 15-40499-00

                 PSFSUP312

SUPPLEMENT DATED MARCH 19, 2012

TO THE

PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2011

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2011, as supplemented (“SAI”), and must be preceded or accompanied by the SAI. All changes within this supplement are currently in effect. Remember to review the SAI for other important information.

INFORMATION ABOUT THE PORTFOLIO MANAGERS

In the Other Accounts Managed section, in the Asset Based Fees chart on page 101 of the SAI, as revised by the supplement dated February 3, 2012, information with respect to the PD High Yield Bond Market Portfolio is deleted and replaced in its entirety with the following information:

	ASSET BASED FEES AS OF 12/31/11
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio and Portfolio Managers	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts	Number of Accounts	Total Assets In the Accounts
PD High Yield Bond Market
Michael J. Brunell	22	$32,868,619,042	65	$47,439,290,141	192	$88,607,024,547
Max DeSantis	22	$32,868,619,042	65	$47,439,290,141	192	$88,607,024,547
Patrick Bresnehan	22	$32,868,619,042	65	$47,439,290,141	192	$88,607,024,547

Form No. 15-40500-00

                 PSFSAI312